UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): July 28, 2005
                                                       -------------

                         Centennial Communication Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              0-19603                            06-1242753
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      (Commission File Number)        (IRS Employer Identification No.)

                                 3349 Route 138
                             Wall, New Jersey 07719
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          (Address of principal executive offices, including zip code)

                                 (732) 556-2200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition.
                  ---------------------------------------------

As more fully discussed in Item 4.02 below, Centennial Communications Corp. (the "Company") sold its previously owned cable television subsidiary, Centennial Puerto Rico Cable TV Corp. ("Centennial Cable") on December 28, 2004 and the disposition was accounted for as a discontinued operation. Subsequent to the filing of its Form 10-Q for the period ended February 28, 2005 and during the Company's year-end process of reconciling and rolling forward its deferred tax liability balances, the Company identified an error in the amount of deferred income taxes included in the calculation of the gain on disposal.

As a result, the Company will restate its financial statements as of and for the three and nine months ended February 28, 2005. The correction of this error will result in non-cash adjustments to the Company's gain on disposition of discontinued operations, net income from discontinued operations, consolidated net income and total stockholders' deficit. The effect of the adjustments is summarized in Item 4.02 below. The restatement will not affect previously reported revenue, adjusted operating income, cash flow or income from continuing operations.

On  August  3,  2005,  the  Company  issued  a  press  release   announcing  the
aforementioned restatement. A copy of the press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 2.02 and the exhibit attached hereto are being furnished and shall not be deemed filed for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.


Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related
            --------------------------------------------------------------------
Audit Report or Completed Interim Review
----------------------------------------

On July 28, 2005 the Audit Committee of the Board of Directors of the Company concluded that the Company's previously issued financial statements as of and for the three and nine months ended February 28, 2005 should not be relied upon because of an error in the amount of deferred income taxes included in the calculation of the gain on disposition of Centennial Cable as discussed in Item
2.02 above and incorporated herein by reference. The net effect of the restatement as of and for the three and nine months ended February 28, 2005 is:

   o increase gain on disposition of discontinued operations by $24,272,000;

   o increase net income from discontinued operations by $15,579,000;

   o increase consolidated net income by $15,579,000;

   o decrease total stockholders' deficit by $15,579,000;

The restatement was discussed with the Company's independent registered public accounting firm, Deloitte & Touche LLP, and management of the Company. The Company intends to present additional detail regarding the restatement in its Annual Report on Form 10-K for the year ended May 31, 2005.


Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

   (c)            Exhibits.

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                  99.1     Press release of Centennial Communications Corp.
                           dated August 3, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTENNIAL COMMUNICATIONS CORP.


                                       By:     /s/ Tony L. Wolk
                                          --------------------------------------
Date:  August 3, 2005                     Tony L. Wolk
                                          Senior Vice President, General Counsel

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                                  EXHIBIT INDEX

Exhibit No.                         Description
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99.1            Press release of Centennial Communications Corp. dated
                August 3, 2005

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